Exhibit 32.2 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                    PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
                    CHIEF EXECUTIVE OFFICER
                    -----------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the first quarter ended March 31, 2010, the undersigned, Jay Jamison, Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.  The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 14, 2011      /s/ JAY JAMISON
                             Jay Jamison, Chief Executive Officer
                                (principal executive officer)


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